UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2026

Hippo Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	32-0662604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Almaden Blvd., Suite 400
San Jose, California 95113
650 294-8463
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 2, 2026, Hippo Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Company’s 2026 definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 22, 2026 (the “Proxy Statement”). As of April 7, 2026, the record date for the Annual Meeting, there were approximately 26,031,227 shares of common stock outstanding and entitled to vote at the Annual Meeting. Present at the Annual Meeting in person, by remote communication or by proxy were holders of 16,887,256 shares of the Company’s common stock, representing a majority in voting power of the Company’s issued and outstanding shares entitled to vote as of April 7, 2026, and constituting a quorum under the Company’s Bylaws. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:

1.Election of Directors
The stockholders elected the three persons named below as directors of the Company, each to serve until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal. The results of such vote were:

	FOR	WITHHELD	BROKER NON-VOTES
Lori Dickerson Fouché	9,719,518	2,080,538	5,087,200
Hugh R. Frater	10,998,627	801,429	5,087,200
Richard McCathron	11,274,524	525,532	5,087,200
2.Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,771,055	110,501	5,700	—
3. Advisory Vote on Executive Compensation
The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,165,305	593,270	41,481	5,087,200
4.Advisory Vote on the Frequency of Advisory Votes on Executive Compensation
The stockholders recommended, on an advisory (non-binding) basis, every one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
11,287,205	83,597	368,480	60,774	5,087,200
Based on these voting results, and the recommendation of the Company’s board of directors that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2026

HIPPO HOLDINGS, INC.

By:	/s/ GUY ZELTSER
Guy Zeltser
Chief Financial Officer